UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 14, 2008

Burlington Northern Santa Fe Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-11535	41-1804964
(Commission File Number)	(IRS Employer Identification No.)

2650 Lou Menk Drive, Fort Worth, TX	76131
(Address of Principal Executive Offices)	(Zip Code)

(800) 795-2673

(Registrant’s Telephone Number, Including Area Code)

(Not Applicable)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Burlington Northern Santa Fe Corporation (“BNSF”) entered into an underwriting agreement (the “Underwriting Agreement”) dated as of March 11, 2008, with Banc of America Securities LLC, Barclays Capital Inc. and Wachovia Capital Markets, LLC, as representatives of the several underwriters listed therein (collectively, the “Underwriters”), pursuant to which BNSF agreed to sell and the Underwriters agreed to purchase, subject to and upon terms and conditions set forth therein, $650 million in aggregate principal amount of 5.75% Notes due March 15, 2018, as described in the prospectus supplement dated March 11, 2008 filed pursuant to BNSF’s shelf registration statement on Form S-3, Registration No. 333-130214 (the “Registration Statement”).

The notes were issued under the Indenture dated as of December 1, 1995, as supplemented by the Second Supplemental Indenture dated as of March 14, 2008, between BNSF and The Bank of New York Trust Company, N.A., as successor in interest to The First National Bank of Chicago, as trustee, and an officers’ certificate providing for the issuance of the notes. The Underwriters delivered the notes against payment on March 14, 2008.

A copy of the Underwriting Agreement and other documents relating to this transaction are attached as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

See Exhibit Index included herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BURLINGTON NORTHERN SANTA FE CORPORATION

Date:	March 14, 2008	By:	/s/ James H. Gallegos
James H. Gallegos
Vice President and Corporate General Counsel

BURLINGTON NORTHERN SANTA FE CORPORATION

INDEX OF EXHIBITS

Exhibit Number	Description

1.1	Underwriting Agreement, dated March 11, 2008, among Burlington Northern Santa Fe Corporation and Banc of America Securities LLC, Barclays Capital Inc. and Wachovia Capital Markets, LLC, as representatives of the several underwriters named therein.

4.1	Second Supplemental Indenture, dated as of March 14, 2008, to Indenture dated as of December 1, 1995, between Burlington Northern Santa Fe Corporation and The Bank of New York Trust Company, N.A., as Trustee.

4.2	Officers’ Certificate of Determination as to the terms of BNSF’s 5.75% Notes due March 15, 2018, including the forms of the Notes.

5.1	Opinion of Sullivan & Cromwell LLP, as to the validity of the securities being offered.